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                                                                    Exhibit 10.7


                   1999 TRANSDIGM INCENTIVE PROGRAM - SUMMARY

o     Annual program based on business plan parameters

o Target awards are a percentage of base salary and vary depending on position and responsibilities

o     Target awards are multiplied by a three factor formula

        Annual Incentive Award     =    Target Award
                                   x    Corporate Performance Factor
                                   x    Group Performance Factor
                                   x    Individual Performance Factor

o Corporate Performance Factor is set at the discretion of the Board of Directors, based on the performance of TransDigm.

o     Group Performance Factor is defined by the following measurables:

           Earnings Factor         =    Actual Earnings/Plan
         Investment Factor         =    Actual ROI/Plan

                  Earnings         =    Group Operating Income

                     Group              1999 Business Plan Earnings
                     -----              ---------------------------
               AdelWiggins         =          $19.322 Million
             AeroControlex         =          $24.725 Million
                  Marathon         =           $7.555 Million
                 TransDigm         =          $48.425 Million

                       ROI         =    Earnings/Average Group Investment

                     Group              1999 Business Plan ROI
                     -----              ----------------------

               AdelWiggins         =             164%
             AeroControlex         =             156%
                  Marathon         =              51%
                 TransDigm         =             122%

      For Corporate and Group Staff:
      ------------------------------

      Group Performance Factor        =     .67 x Earnings Factor +
                                            .33 x Investment Factor

o Individual Performance Factor is set at the discretion of the Office of the Chairman